                                                                      EXHIBIT 16


                         HARBOR FUND - CLASS A SHARES

       Total Return Calculation One Year Period Ended December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,101.74   =   ERV
One year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                 10.17%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,169.09   =   ERV
One-year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                 16.91%   =   T


         Total Return Calculation Five Years Ended December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,607.32   =   ERV
Five years ended 12/31/97                                        5   =   n

TOTAL RETURN FOR THE PERIOD                                  9.96%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,705.15   =   ERV
Five years ended 12/31/97                                        5   =   n

TOTAL RETURN FOR THE PERIOD                                  11.26%   =   T

                         HARBOR FUND - CLASS A SHARES

          Total Return Calculation Ten Years Ended December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $3,016.11   =   ERV
Ten years ended 12/31/97                                        10   =   n

TOTAL RETURN FOR THE PERIOD                                 11.67%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $3,199.89   =   ERV
Ten years ended 12/31/97                                        10   =   n

TOTAL RETURN FOR THE PERIOD                                 12.33%   =   T


         Total Return Calculation Inception Through December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $47,369.93   =   ERV
Inception through 12/31/97                                   41.13   =   n

TOTAL RETURN FOR THE PERIOD                                  9.83%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $15.06
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                 $50,263.05   =   ERV
Inception through 12/31/97                                   41.13   =   n

TOTAL RETURN FOR THE PERIOD                                  9.99%   =   T

                         HARBOR FUND - CLASS A SHARES

             Non-Standardized Cumulative Total Return Calculation
                     Inception Through December 31, 1997


Formula
                                          ERV - P
                                          -------
                                             P               =   T

Including Payment of the Sales Charge
Net Asset Value                                           $15.06
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                               $47,369.93   =   ERV

TOTAL RETURN FOR THE PERIOD                             4636.99%   =   T


Excluding Payment of the Sales Charge
Net Asset Value                                           $15.06
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                               $50,263.05   =   ERV

TOTAL RETURN FOR THE PERIOD                             4926.30%   =   T

                         HARBOR FUND - CLASS B SHARES

       Total Return Calculation One Year Period Ended December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,109.86   =   ERV
One-year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                 10.99%   =   T

Excluding Payment of the CDSC
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,159.83   =   ERV
One-year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                 15.98%   =   T


         Total Return Calculation Five Years Ended December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,624.53   =   ERV
Five years ended 12/31/97                                        5   =   n

TOTAL RETURN FOR THE PERIOD                                 10.19%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,639.53   =   ERV
Five years ended 12/31/97                                        5   =   n

TOTAL RETURN FOR THE PERIOD                                 10.39%   =   T

                         HARBOR FUND - CLASS B SHARES

         Total Return Calculation Inception Through December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,853.12   =   ERV
Inception through 12/31/97                                    6.03   =   n

TOTAL RETURN FOR THE PERIOD                                 10.77%   =   T

Excluding Payment of the CDSC
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,853.12   =   ERV
Inception through 12/31/97                                    6.03   =   n

TOTAL RETURN FOR THE PERIOD                                 10.77%   =   T


             Non-Standarized Cumulative Total Return Calculation
                     Inception Through December 31, 1997


Formula                                                     ERV-P    =   T
                                                           -------
Including Payment of the CDSC                                 P
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,853.12   =   ERV

TOTAL RETURN FOR THE PERIOD                                 85.31%   =   T

Excluding Payment of the CDSC
Net Asset Value                                             $14.98
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,853.12   =   ERV

TOTAL RETURN FOR THE PERIOD                                 85.31%   =   T

                         HARBOR FUND - CLASS C SHARES

       Total Return Calculation One Year Period Ended December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,149.59   =   ERV
One-year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                 14.96%   =   T

Excluding Payment of the CDSC
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,159.59   =   ERV
One-year period ended 12/31/97                                   1   =   n

TOTAL RETURN FOR THE PERIOD                                 15.96%   =   T


         Total Return Calculation Inception Through December 31, 1997

                                                                 n
Formula                                                    P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,468.57   =   ERV
Inception through 12/31/97                                    4.18   =   n

TOTAL RETURN FOR THE PERIOD                                  9.63%   =   T

Excluding Payment of the CDSC
Net Asset Value                                             $15.08
Initial Investment                                       $1,000.00   =   P
Ending Redeemable Value                                  $1,468.57   =   ERV
Inception through 12/31/97                                    4.18   =   n

TOTAL RETURN FOR THE PERIOD                                  9.63%   =   T

                         HARBOR FUND - CLASS C SHARES

             Non-Standardized Cumulative Total Return Calculation
                     Inception Through December 31, 1997


Formula
                                          ERV - P
                                          -------
                                             P               =   T

Including Payment of the CDSC
Net Asset Value                                           $15.08
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,468.57   =   ERV

TOTAL RETURN FOR THE PERIOD                               46.86%   =   T


Excluding Payment of the CDSC
Net Asset Value                                           $15.08
Initial Investment                                     $1,000.00   =   P
Ending Redeemable Value                                $1,468.57   =   ERV

TOTAL RETURN FOR THE PERIOD                               46.86%   =   T